UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 29, 2002

VALICERT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31109	94-3297861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1215 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (650) 567-5400

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Matters.

On April 29, 2002, ValiCert, Inc. (“ValiCert”) issued a press release announcing its first quarter financial results for the period ending March 31, 2002, which press release included forward-looking statements relating to fiscal 2002. A copy of the press release issued by ValiCert regarding the foregoing first quarter financial results, together with the forward-looking statements relating to fiscal 2002, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 29, 2002 regarding financial information for ValiCert for the quarter ended March 31, 2002 and forward-looking statements relating to fiscal 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALICERT, INC.

Date: May 15, 2002	By:	/s/ TIMOTHY CONLEY
Timothy Conley Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 29, 2002 regarding financial information for ValiCert for the quarter ended March 31, 2002 and forward-looking statements relating to fiscal 2002.